CONSENT OF INDEPENDENT AUDITORS


         I consent to the use in this Registration Statement on Form SB-2 of BIOMASSE INTERNATIONAL INC., of my report dated November 12, 1999, appearing in the Prospectus which is part of this Registration Statement.

         I also consent to the reference to me under the heading "Experts" in such Prospectus.


                                             By:  /s/ Mark Cohen
                                                  --------------
                                                  Mark Cohen C.P.A.


Hollywood, Florida
October 20, 2000